INVESCO FLOATING RATE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                 6

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 15,138
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                                                                          $  9,042
                              Class R                                                                          $    129
                              Class Y                                                                          $ 17,475
                              Class R5                                                                         $     47
                              Class R6                                                                         $ 13,219

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $ 0.1656
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                                                                          $ 0.1463
                              Class R                                                                          $ 0.1566
                              Class Y                                                                          $ 0.1746
                              Class R5                                                                         $ 0.1753
                              Class R6                                                                         $ 0.1786

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                            95,871
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class C                                                                            62,473
                              Class R                                                                               841
                              Class Y                                                                           119,982
                              Class R5                                                                              294
                              Class R6                                                                           74,695

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $   7.62
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                                                                          $   7.59
                              Class R                                                                          $   7.63
                              Class Y                                                                          $   7.61
                              Class R5                                                                         $   7.63
                              Class R6                                                                         $   7.61

INVESCO LOW VOLATILITY EQUITY YIELD FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                 7

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 2,190
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $    22
                              Class C                                                                          $   249
                              Class R                                                                          $     3
                              Class Y                                                                          $   110
                              Investor Class                                                                   $   650
                              Class R5                                                                         $   193

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.1268
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $0.0878
                              Class C                                                                          $0.0876
                              Class R                                                                          $0.1137
                              Class Y                                                                          $0.1401
                              Investor Class                                                                   $0.1272
                              Class R5                                                                         $0.1498

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           16,767
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class B                                                                              185
                              Class C                                                                            2,690
                              Class R                                                                               24
                              Class Y                                                                              834
                              Investor Class                                                                     4,667
                              Class R5                                                                           1,267

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $ 10.55
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $ 10.40
                              Class C                                                                          $ 10.37
                              Class R                                                                          $ 10.50
                              Class Y                                                                          $ 10.60
                              Investor Class                                                                   $ 10.59
                              Class R5                                                                         $ 10.62

INVESCO GLOBAL REAL ESTATE INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                10

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $10,199
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $    16
                              Class C                                                                          $ 2,177
                              Class Y                                                                          $11,805
                              Class R5                                                                         $   371
                              Class R6                                                                         $ 4,607

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.3895
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $0.3222
                              Class C                                                                          $0.3222
                              Class Y                                                                          $0.4105
                              Class R5                                                                         $0.4178
                              Class R6                                                                         $0.4262

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           36,841
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class B                                                                               67
                              Class C                                                                            8,947
                              Class Y                                                                           44,546
                              Class R5                                                                             807
                              Class R6                                                                          17,097

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $  8.91
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $  8.89
                              Class C                                                                          $  8.89
                              Class Y                                                                          $  8.88
                              Class R5                                                                         $  8.91
                              Class R6                                                                         $  8.91

INVESCO CORE PLUS BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                11

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 10,010
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $     59
                              Class C                                                                          $  1,187
                              Class R                                                                          $    107
                              Class Y                                                                          $  7,442
                              Class R5                                                                         $     37
                              Class R6                                                                         $ 17,848

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $ 0.1565
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $ 0.1150
                              Class C                                                                          $ 0.1155
                              Class R                                                                          $ 0.1427
                              Class Y                                                                          $ 0.1701
                              Class R5                                                                         $ 0.1734
                              Class R6                                                                         $ 0.1762

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                            66,494
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                                               430
                              Class C                                                                            10,526
                              Class R                                                                               811
                              Class Y                                                                            60,678
                              Class R5                                                                              400
                              Class R6                                                                          102,296

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $  10.79
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $  10.79
                              Class C                                                                          $  10.79
                              Class R                                                                          $  10.79
                              Class Y                                                                          $  10.80
                              Class R5                                                                         $  10.79
                              Class R6                                                                         $  10.79

INVESCO GROWTH AND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                12

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 39,841
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $    311
                              Class C                                                                          $  1,779
                              Class R                                                                          $  1,016
                              Class Y                                                                          $ 20,612
                              Class R5                                                                         $  8,865
                              Class R6                                                                         $  8,252

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $ 0.2559
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $ 0.2536
                              Class C                                                                          $ 0.1578
                              Class R                                                                          $ 0.2226
                              Class Y                                                                          $ 0.2893
                              Class R5                                                                         $ 0.3010
                              Class R6                                                                         $ 0.3139

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           157,129
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                                             1,024
                              Class C                                                                            11,212
                              Class R                                                                             4,620
                              Class Y                                                                            67,811
                              Class R5                                                                           31,374
                              Class R6                                                                           29,066

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $  27.29
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $  27.05
                              Class C                                                                          $  26.97
                              Class R                                                                          $  27.31
                              Class Y                                                                          $  27.32
                              Class R5                                                                         $  27.35
                              Class R6                                                                         $  27.35

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                13

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $21,000
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $    17
                              Class C                                                                          $ 4,661
                              Class R                                                                          $   983
                              Class Y                                                                          $30,729
                              Class R6                                                                         $ 9,489

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.5365
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $0.1869
                              Class C                                                                          $0.2370
                              Class R                                                                          $0.4253
                              Class Y                                                                          $0.6535
                              Class R6                                                                         $0.7108

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           41,122
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class B                                                                               78
                              Class C                                                                           20,823
                              Class R                                                                            2,417
                              Class Y                                                                           53,583
                              Class R6                                                                          13,300

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $ 54.88
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $ 54.57
                              Class C                                                                          $ 52.71
                              Class R                                                                          $ 54.62
                              Class Y                                                                          $ 55.36
                              Class R6                                                                         $ 55.42

INVESCO CALIFORNIA TAX-FREE INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                14

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 5,874
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $   195
                              Class C                                                                          $   807
                              Class Y                                                                          $   758

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.2469
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $0.2491
                              Class C                                                                          $0.2124
                              Class Y                                                                          $0.2651

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           27,732
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class B                                                                              800
                              Class C                                                                            4,305
                              Class Y                                                                            3,225

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $ 11.90
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $ 12.02
                              Class C                                                                          $ 11.98
                              Class Y                                                                          $ 11.95

INVESCO EQUITY AND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                17

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 95,907
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $    925
                              Class C                                                                          $  9,641
                              Class R                                                                          $  1,795
                              Class Y                                                                          $  9,741
                              Class R5                                                                         $  4,980
                              Class R6                                                                         $  3,457

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $ 0.0993
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $ 0.0582
                              Class C                                                                          $ 0.0609
                              Class R                                                                          $ 0.0864
                              Class Y                                                                          $ 0.1126
                              Class R5                                                                         $ 0.1161
                              Class R6                                                                         $ 0.1211

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           969,530
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                                            13,332
                              Class C                                                                           158,736
                              Class R                                                                            20,647
                              Class Y                                                                           102,027
                              Class R5                                                                           44,868
                              Class R6                                                                           35,459

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $  10.89
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $  10.63
                              Class C                                                                          $  10.69
                              Class R                                                                          $  10.94
                              Class Y                                                                          $  10.89
                              Class R5                                                                         $  10.90
                              Class R6                                                                         $  10.89

INVESCO S&P 500 INDEX FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                21

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 7,928
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $    18
                              Class C                                                                          $ 1,530
                              Class Y                                                                          $ 1,533

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.3089
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $0.1524
                              Class C                                                                          $0.1549
                              Class Y                                                                          $0.3642

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           24,658
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class B                                                                               94
                              Class C                                                                           10,248
                              Class Y                                                                            4,645

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $ 25.56
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $ 25.02
                              Class C                                                                          $ 24.73
                              Class Y                                                                          $ 25.85

INVESCO AMERICAN FRANCHISE FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                22

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           480,352
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                                                             4,742
                              Class C                                                                            22,133
                              Class R                                                                             1,682
                              Class Y                                                                             9,559
                              Class R5                                                                            3,169
                              Class R6                                                                            6,618

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $  17.89
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $  17.40
                              Class C                                                                          $  16.68
                              Class R                                                                          $  17.61
                              Class Y                                                                          $  18.20
                              Class R5                                                                         $  18.22
                              Class R6                                                                         $  18.29

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                25

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $ 1,908
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class B                                                                          $    13
                              Class C                                                                          $   143
                              Class Y                                                                          $    89

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.2734
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class B                                                                          $0.2740
                              Class C                                                                          $0.2113
                              Class Y                                                                          $0.2946

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                            6,936
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class B                                                                               32
                              Class C                                                                              671
                              Class Y                                                                              356

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $ 16.17
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $ 16.21
                              Class C                                                                          $ 16.19
                              Class Y                                                                          $ 16.19

INVESCO SMALL CAP DISCOVERY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                26

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                           41,157
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class B                                                                              414
                              Class C                                                                            5,475
                              Class Y                                                                            7,914
                              Class R5                                                                             266
                              Class R6                                                                           7,625

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $  9.65
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                                                          $  8.42
                              Class C                                                                          $  7.63
                              Class Y                                                                          $ 10.14
                              Class R5                                                                         $ 10.24
                              Class R6                                                                         $ 10.26

INVESCO STRATEGIC REAL RETURN FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                27

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $   260
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                                                                          $    17
                              Class R                                                                          $     2
                              Class Y                                                                          $   210
                              Class R5                                                                         $    --
                              Class R6                                                                         $     1

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.2298
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                                                                          $0.1930
                              Class R                                                                          $0.2176
                              Class Y                                                                          $0.2420
                              Class R5                                                                         $0.2420
                              Class R6                                                                         $0.2420

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                            1,224
                            2 Number of shares outstanding of a second class of open-end company shares (000's
                              Omitted)
                              Class C                                                                               92
                              Class R                                                                               13
                              Class Y                                                                              942
                              Class R5                                                                               1
                              Class R6                                                                              27

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $  9.73
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                                                                          $  9.72
                              Class R                                                                          $  9.73
                              Class Y                                                                          $  9.73
                              Class R5                                                                         $  9.73
                              Class R6                                                                         $  9.74

INVESCO SHORT DURATION HIGH YIELD MUNICIPAL FUND                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-09913
SERIES NO.:                28

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                                                                          $   724
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class C                                                                          $   309
                              Class Y                                                                          $   224
                              Class R5                                                                         $     1

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                                                          $0.1686
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class C                                                                          $0.1291
                              Class Y                                                                          $0.1816
                              Class R5                                                                         $0.1816

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                                                            4,927
                            2 Number of shares outstanding of a second class of open-end company shares
                              (000's Omitted)
                              Class C                                                                            2,473
                              Class Y                                                                            1,358
                              Class R5                                                                               3

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                                                          $ 10.18
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class C                                                                          $ 10.17
                              Class Y                                                                          $ 10.19
                              Class R5                                                                         $ 10.20